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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SS&C Technologies, Inc., of our report dated January 28, 2003 relating to the consolidated financial statements, which appears in SS&C Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Hartford, Connecticut
June 11, 2003